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      NUMBER                                                         SHARES
IMMT                   [LOGO] IMMTECH INTERNATIONAL, INC.

   COMMON STOCK,                                               CUSIP 452519 10 1
   $.01 PAR VALUE                                              SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT





is the record holder of


    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

IMMTECH INTERNATIONAL, INC. (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the books of the Corporation by the holder of record hereof, or by the holder's duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. The Corporation has more than one class of stock authorized for issuance. This certificate and the shares represented hereby are issued and held subject to each of the laws of the State of Delaware, the certificate of incorporation of the Corporation and the by-laws of the Corporation, as each may from time to time be amended, modified or supplemented.

      This certificate is not valid until countersigned and registered by the Corporation's Transfer Agent and Registrar.

      IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:                             [CORPORATE
                                      SEAL
                                    OMITTED]

     /s/ Gary C. Parks                            /s/ T. Stephen Thompson

           Secretary                       President and Chief Executive Officer


Countersigned and Registered:
      HARRIS Trust and Savings BANK
               (Chicago)
                    Transfer Agent and Registrar;

By
                             Authorized Signature

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

                          IMMTECH INTERNATIONAL, INC.

      The corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT - _______ Custodian _______
                                                       (Cust)            (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors

JT TEN  - as joint tenants with right                  Act......................
          of survivorship and not as                            (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list

For value received, ____________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
____________________________________________

________________________________________________________________________________

________________________________________________________________________________
         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL
                             ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________
________________________________________________________________________________
Attorney to transfer the said stock on the Books of the within-named Corporation with full power of substitution in the premises.


Dated _______________________
                                        ________________________________________
                                                      Signature


                                        ________________________________________
                                        THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN UPON
                                        THE FACE OF THE CERTIFICATE IN EVERY
                                        PARTICULAR WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED

________________________________________________________________________________
The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.